Exhibit 99.4
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Brookstone, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Form 10-Q for the quarterly period ended November 2, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)
the information contained in the Company’s Form 10-Q for the quarterly period ended November 2, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    Philip W. Roizin

Philip W. Roizin
Executive Vice President, Finance
and Administration, Treasurer and
Secretary and Chief Financial Officer

Dated: December 17, 2002

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